UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28

Date of reporting period: February 28, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
California Municipals Fund

A N N U A L   R E P O R T

FEBRUARY 28, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners California Municipals Fund

Annual Report • February 28, 2007

What’s Inside
	Letter from the Chairman	I
	Fund Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Fund Performance	7
	Historical Performance	8
	Schedule of Investments	9
	Statement of Assets and Liabilities	21
	Statement of Operations	22

Fund Objective

The Fund seeks to provide
California investors with as high
a level of current income exempt
from federal income taxes and
California state personal income
taxes as is consistent with
prudent investment management
and the preservation of capital.*
The Fund invests at least 80% of
its assets in California municipal
securities. California municipal
securities include securities
issued by the state of California
and certain other municipal
issuers, political subdivisions,
agencies and public authorities
that pay interest that is exempt
from California personal income
taxes.

  * Certain investors may be subject to the
Federal Alternative Minimum Tax, and
state and local taxes may apply. Capital
gains, if any, are fully taxable. Please
consult your personal tax or legal adviser.

	Statements of Changes in Net Assets	23
	Financial Highlights	24
	Notes to Financial Statements	27
	Report of Independent Registered Public Accounting Firm	37
	Additional Information	38
	Additional Shareholder Information	43
	Important Tax Information	44

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, the preliminary estimate for GDP growth was 2.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings and again in March 2007 after the reporting period ended. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “. . . the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. Yields then moved higher during much of the reporting period on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. However, yields then fell sharply at the end of

Legg Mason Partners California Municipals Fund	I

February as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the 12 months ended February 28, 2007, two-year Treasury yields moved from 4.69% to 4.65%. Over the same period, 10-year Treasury yields rose from 4.55% to 4.56%.

Looking at the municipal market, it lagged its taxable bond counterparts over the 12 months ended February 28, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v], returned 4.96% and 5.54%, respectively. Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective as of the close of business, April 13, 2007:

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

II	Legg Mason Partners California Municipals Fund

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the Fund’s Board or investment manager.

Effective March 2, 2007, the Board appointed Stephen A. Walsh, S. Kenneth Leech and Robert D. Amodeo of Western Asset Management Company, as co-portfolio managers of the Fund. The Fund is also managed by portfolio managers Joseph P. Deane and David T. Fare.

The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, durationvi weighting and team structure decisions. The portfolio managers are responsible for the day-to-day management of the Fund’s portfolio. Mr. Deane has been a portfolio manager of the Fund since November 1988; Mr. Fare became a portfolio manager of the Fund in 2004.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners California Municipals Fund	III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 16, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate changed of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

IV	Legg Mason Partners California Municipals Fund

Fund Overview

Q.  What were the overall market conditions during the Fund’s reporting period?

A.   During much of the first half of the reporting period, the bond market faced a number of challenges, including three additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices declined, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September, October, December 2006, and January 2007. While both short- and long-term interest rates were little changed during the 12-month reporting period ended February 28, 2007, there were several periods of extreme volatility. This was often triggered by changing perceptions regarding the economy, inflation and the Fed’s future monetary policy. Turning to the California municipal market, it generated solid results during the reporting period on the back of strong demand from investors which outpaced new supply.

Performance Review

For the 12 months ended February 28, 2007, Class A shares of Legg Mason Partners California Municipals Fund, excluding sales charges, returned 6.27%. These shares outperformed the Lipper California Municipal Debt Funds Category Average1, which increased 4.56%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexii, returned 4.96% for the same period.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 116 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners California Municipals Fund 2007 Annual Report	1

Performance Snapshot as of February 28, 2007 (excluding sales charges) (unaudited)
	6 Months	12 Months
California Municipals Fund — Class A Shares	2.67%	6.27%
Lehman Brothers Municipal Bond Index	2.89%	4.96%
Lipper California Municipal Debt Funds Category Average	2.71%	4.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 2.47% and Class C shares returned 2.45% over the six months ended February 28, 2007. Excluding sales charges, Class B shares returned 5.74% and Class C shares returned 5.69% over the twelve months ended February 28, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

The 30-Day SEC Yields for the period ending February 28, 2007 for Class A, B, and C shares are 3.88%, 3.52% and 3.50%, respectively.

The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 120 funds for the six-month period and among the 116 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Total Annual Operating Expenses

As of April 16, 2007, the date of the Fund’s most current prospectus the gross total annual operating expenses for Class A, Class B, and Class C are 0.68%, 1.20% and 1.23%, respectively. Management has contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.68% for Class A, 1.21% for Class B and 0.55% for Class I until July 1, 2008.

Q.	What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. Given the fluctuating interest rate environment during the reporting period, we maintained a defensive approach in terms of the Fund’s maturity. As such, the Fund’s durationiii was generally shorter than its benchmark index, the Lehman Brothers Municipal Bond Index. Overall, this proved to be beneficial, as bond prices generally fall when interest rates rise. In addition, we were able to use the proceeds from our cash flows and coupons and reinvest that money into municipal bonds offering higher coupons. Throughout the reporting period, we also emphasized a well-diversified portfolio, with holdings from a diverse array of market segments that we believed had favorable risk/reward characteristics.

2	Legg Mason Partners California Municipals Fund 2007 Annual Report

What were the leading detractors from performance?

A. During the period, lower rated municipal bonds outperformed their higher quality counterparts. As a result, the Fund’s high quality bias detracted from results. In particular, not having an exposure to more speculative areas of the market hurt the Fund’s performance. In addition, during periods when yields fell, the Fund’s shorter maturity detracted from results.

Q.	Were there any significant changes to the Fund during the reporting period?

A.      There were no significant changes to the Fund’s portfolio.

Thank you for your investment in Legg Mason Partners California Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 16, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, high yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, the Fund can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
iii

Duration is the measure of the price sensitivity of a fixed–income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Legg Mason Partners California Municipals Fund 2007 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Pre-Refunded

26.9%

Escrowed to Maturity

19.2%

Water & Sewer

13.9%

General Obligation

9.9%

Miscellaneous

6.4%

Tax Allocation

5.5%

Other

18.2%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

30.0%

February 28, 2007

4	Legg Mason Partners California Municipals Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2006 and held for the six months ended February 28, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.67%	$1,000.00	$1,026.70	0.67%	$3.37
Class B	2.47	1,000.00	1,024.70	1.19	5.97
Class C	2.45	1,000.00	1,024.50	1.22	6.12
(1)	For the six months ended February 28, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners California Municipals Fund 2007 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.47	0.67%	$3.36
Class B	5.00	1,000.00	1,018.89	1.19	5.96
Class C	5.00	1,000.00	1,018.74	1.22	6.11
(1)	For the six months ended February 28, 2007.
(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners California Municipals Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 2/28/07	6.27%	5.74%	5.69%
Five Years Ended 2/28/07	4.09	3.54	3.51
Ten Years Ended 2/28/07	5.12	4.59	4.54
Inception* through 2/28/07	7.33	5.57	6.04

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 2/28/07	1.78%	1.24%	4.69%
Five Years Ended 2/28/07	3.19	3.37	3.51
Ten Years Ended 2/28/07	4.67	4.59	4.54
Inception* through 2/28/07	7.13	5.57	6.04

Cumulative Total Returns(1) (unaudited)

	Without Sales Charges(2)
Class A (2/28/97 through 2/28/07)		64.83%
Class B (2/28/97 through 2/28/07)		56.57
Class C ( 2/28/97 through 2/28/07)		55.87

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.
*	Inception dates for Class A, B and C shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

Legg Mason Partners California Municipals Fund 2007 Annual Report	7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners
California Municipals Fund vs. the Lehman Brothers Municipal Bond Index
and the Lipper California Municipal Debt Funds Category Average†
(February 1997 — February 2007)

$25,000

15,000

20,000

10,000

5,000

$17,493
 $16,511
$15,784

0

2/97

2/98

2/99

2/00

2/01

2/02

2/04

2/05

2/07

2/03

2/06

Legg Mason Partners California Municipals Fund — Class A Shares*

Lehman Brothers Municipal Bond Index

Lipper California Municipal Debt Funds Category Average

†

Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1997, assuming the deduction of the maximum 4.25% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2007. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Funds Category Average is composed of an average of the Fund’s peer group of mutual funds investing in California municipal bonds as of February 28, 2007. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

*	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners California Municipals Fund 2007 Annual Report

Schedule of Investments (February 28, 2007)

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 98.1%
Education — 5.2%
		California EFA Revenue:
$2,980,000	Aa3(a)	Claremont University Center, Series B, 5.000% due 3/1/24	$3,073,214
2,280,000	Baa3(a)	College & University Financing Program, 5.000% due 2/1/26	2,377,630
6,125,000	Ba1(a)	Pooled College & University Project, Series A,
		Call 7/1/08 @ 101, 5.500% due 7/1/15	6,271,204
1,000,000	A-1(a)	Scripps College, 5.250% due 8/1/26	1,053,300
15,000,000	AAA	Stanford University, Series Q, 5.250% due 12/1/32	16,050,300
		California State Public Works Board, Lease Revenue:
3,095,000	A	California State University, Series G, 5.000% due 11/1/31	3,299,332
2,500,000	AAA	Department of Corrections, Series B, MBIA-Insured,
		5.000% due 9/1/21	2,569,950
5,000,000	AAA	Corona-Norco, CA, USD, Special Tax, Community Facilities
		District No. 98-1, MBIA-Insured, 5.500% due 9/1/33	5,490,750
1,000,000	AAA	Fullerton University Foundation, Auxiliary Organization Revenue,
		Series A, MBIA-Insured, 5.750% due 7/1/30	1,073,630

		Total Education	41,259,310

Escrowed to Maturity (b) — 19.0%
		California Health Facilities Financing Authority Revenue,
		Kaiser Permanente:
3,500,000	AAA	Series A, FSA-Insured, 5.000% due 6/1/18	3,612,630
1,750,000	AAA	Series B, 5.250% due 10/1/14	1,809,168
		California Statewide Communities Development Authority, COP:
19,000,000	AAA	Kaiser Permanente, Remarketed 7/9/98, 5.300% due 12/1/15	20,270,720
4,515,000	AAA	UniHealth Foundation, Series A, AMBAC-Insured,
		5.500% due 10/1/07	4,566,877
270,000	AAA	Contra Costa County, CA, Home Mortgage Revenue,
		Mortgage-Backed Securities Program, GNMA-Collateralized,
		7.750% due 5/1/22 (c)	350,228
4,570,000	AAA	Inland Empire Solid Waste Financing Authority Revenue,
		Landfill Improvement Financing Project, Series B, FSA-Insured,
		6.250% due 8/1/11 (c)	4,782,002
95,000	AAA	Martinez, CA, Home Mortgage Revenue, UGRIC-Insured,
		10.750% due 2/1/16	125,478
2,670,000	AAA	Ontario, CA, Redevelopment Financing Authority Revenue,
		Ontario Redevelopment Project Number 1, MBIA-Insured,
		5.800% due 8/1/23	3,017,794
3,325,000	AAA	Perris, CA, Single-Family Mortgage Revenue, Mortgage-Backed
		Securities Program, Series A, GNMA-Collateralized,
		8.300% due 12/1/13 (c)	4,159,342
6,000,000	AAA	Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue,
		Municipal Multiplier 1984, Series A, MBIA-Insured, zero coupon
		bond to yield 6.149% due 10/1/16	4,165,080

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	9

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Escrowed to Maturity (b) — 19.0% (continued)
$2,000,000	AAA	Redding, CA, Electric System Revenue, COP, Regular Linked
		SAVRS & RIBS, MBIA-Insured, 6.368% due 7/1/22 (d)	$2,357,920
		Riverside County, CA, Single-Family Revenue, Mortgage-Backed
		Securities Program, GNMA-Collateralized:
2,620,000	AAA	8.300% due 11/1/12 (c)	3,210,260
1,000,000	AAA	Series A, 7.800% due 5/1/21 (c)	1,394,300
1,500,000	AAA	Sacramento County, CA, Single-Family Mortgage Revenue,
		Issue A, Remarketed 10/29/92, GNMA-Collateralized,
		8.000% due 7/1/16 (c)	1,983,600
2,000,000	AAA	San Bernardino County, CA, COP, Capital Facilities Project,
		Series B, 6.875% due 8/1/24	2,631,580
110,000	AAA	San Francisco, CA, Airport Improvement Corp. Lease Revenue,
		United Airlines, Inc., 8.000% due 7/1/13	124,751
		San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road
		Revenue, Senior Lien:
5,000,000	AAA	Zero coupon bond to yield 7.698% due 1/1/14	3,875,350
60,000,000	AAA	Zero coupon bond to yield 7.748% due 1/1/16	42,563,400
17,500,000	AAA	Zero coupon bond to yield 7.748% due 1/1/17	11,883,025
25,000,000	AAA	Zero coupon bond to yield 7.748% due 1/1/18 (e)	16,268,000
20,000,000	AAA	Zero coupon bond to yield 7.748% due 1/1/19	12,450,000
4,310,000	Aaa(a)	San Marcos, CA, Public Facilities Authority, Public Facilities
		Revenue, zero coupon bond to yield 6.000% due 1/1/19	2,655,132
380,000	AAA	Santa Rosa, CA, Hospital Revenue, Santa Rosa Hospital Memorial
		Project, 10.300% due 3/1/11	429,643
1,250,000	NR	Sequoia, CA, Hospital District Revenue, 5.375% due 8/15/23	1,260,538

		Total Escrowed to Maturity	149,946,818

Finance — 3.8%
600,000	NR	Fresno, CA, Joint Powers Financing Authority Local Agency
		Revenue, Series A, 6.550% due 9/2/12	600,612
5,550,000	AAA	Pomona, CA, PFA Revenue, Merged Redevelopment Project,
		Tax Allocation, Series AD, MBIA-Insured, 5.000% due 2/1/21	5,793,534
2,800,000	AAA	Salida, CA, Area Public Facilities Financing Agency, Community
		Facilities District, Special Tax Revenue No. 1988-1, FSA-Insured,
		5.250% due 9/1/18	2,877,476
2,875,000	AAA	Santa Ana, CA, Financing Authority Lease Revenue,
		Police Administration & Holding Facility, Series A, MBIA-Insured,
		6.250% due 7/1/24	3,599,184
2,000,000	AAA	South Orange County, CA, PFA, Special Tax Revenue, Senior Lien,
		Series A, MBIA-Insured, 7.000% due 9/1/10 (f)	2,223,160
		Stockton, CA, PFA Lease Revenue, Parking & Capital Projects,
		FGIC-Insured:
2,000,000	AAA	5.125% due 9/1/30	2,151,060
1,900,000	AAA	5.250% due 9/1/34	2,066,478
10,000,000	BBB	Virgin Islands Public Finance Authority Revenue, Series A,
		Senior Lien, 5.500% due 10/1/18	10,327,800

		Total Finance	29,639,304

See Notes to Financial Statements.

10	Legg Mason Partners California Municipals Fund 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

General Obligation — 9.6%
$2,000,000	AAA	Adelanto, CA, School District, Capital Appreciation, Series B,
		FGIC-Insured, zero coupon bond to yield 6.699% due 9/1/18	$1,115,140
		California State, GO:
15,000,000	A+	Various Purpose, 5.000% due 9/1/31	16,040,100
15,405,000	AA-	Veteran, Series CC, 4.600% due 12/1/40	15,447,980
1,000,000	AA-	California State, Veterans Bonds, Series AT, 9.500% due 2/1/10	1,153,250
10,000,000	BBB	Commonwealth of Puerto Rico, GO, Public Improvement, Series A,
		5.250% due 7/1/24	10,956,000
4,000,000	AAA	Moreno Valley, CA, USD, Election 2004, Series A, FSA-Insured,
		5.000% due 8/1/25	4,280,520
3,000,000	AAA	Placentia-Yorba Linda, CA, USD, Series B, FGIC-Insured,
		5.500% due 8/1/27	3,342,780
1,000,000	A3(a)	San Diego, CA, Public Safety Communication Project,
		6.650% due 7/15/11	1,109,670
		Santa Margarita-Dana Point, CA, Authority Revenue:
20,000,000	AAA	Series A, AMBAC-Insured, 5.125% due 8/1/18	20,517,200
1,500,000	AAA	Water Improvement Districts 3, 3A, 4, & 4A, Series B,
		MBIA-Insured, 7.250% due 8/1/14 (f)	1,844,295

		Total General Obligation	75,806,935

Government Facilities — 0.7%
		Riverside County, CA, COP, Historic Courthouse Project, Series A:
2,320,000	AA-	5.000% due 11/1/23	2,430,780
2,705,000	AA-	5.000% due 11/1/28	2,816,608

		Total Government Facilities	5,247,388

Hospitals — 1.7%
		California Health Facilities Financing Authority Revenue:
705,000	A+	Casa De Las Campanas, Series A, California Mortgage
		Insurance-Insured, 5.500% due 8/1/12	722,392
2,500,000	A+	Marshall Hospital, Series A, California Mortgage
		Insurance-Insured, 5.250% due 11/1/18	2,571,575
		Sutter Health, Series A, FSA-Insured:
1,470,000	AAA	5.125% due 8/15/17	1,508,617
1,500,000	AAA	5.250% due 8/15/27	1,539,345
		Unrefunded Balance:
305,000	AAA	Catholic, Series A, AMBAC-Insured, 5.750% due 7/1/15	307,007
1,870,000	AAA	Sutter Health, Series A, MBIA-Insured, 5.000% due 8/15/19	1,940,256
4,000,000	AA-	California Statewide Communities Development Authority Revenue,
		COP, St. Joseph’s Health Systems, 5.250% due 7/1/21	4,093,880
1,000,000	AAA	Modesto, CA, Health Facilities Revenue, Memorial Hospital
		Association, Series B, MBIA-Insured, 5.125% due 6/1/17	1,023,300

		Total Hospitals	13,706,372

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	11

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Housing: Multi-Family — 0.5%
$3,160,000	NR	California Statewide Communities Development Authority,
		Multi-Family Revenue, Series E, FNMA-Collateralized,
		6.400% due 6/1/28 (c)(f)	$3,202,186
660,000	AAA	San Francisco, CA, City & County Redevelopment Agency
		Multi-Family Revenue, 1045 Mission Apartments, Series C,
		GNMA-Collateralized, 5.200% due 12/20/17 (c)	679,140

		Total Housing: Multi-Family	3,881,326

Housing: Single-Family — 2.6%
		California Housing Finance Agency Revenue, Home Mortgage:
		Capital Appreciation:
235,000	AA-	Series 1983-B, FHA-Insured, zero coupon bond to yield
		10.749% due 8/1/15	101,772
245,000	AA-	Series 1984-B, zero coupon bond to yield
		11.165% due 8/1/16	85,439
10,000	AA-	MGIC-Insured, 10.250% due 2/1/14	10,318
8,000,000	AA-	Series M, 4.700% due 8/1/36	8,034,400
		California Housing Finance Agency Single-Family Mortgage
		Purchase:
115,000	AAA	Issue A-2, FHA-Insured, 6.350% due 8/1/15 (c)(f)	115,147
900,000	AAA	Series B-3, Class II, Remarketed 3/31/98, MBIA-Insured,
		5.375% due 8/1/21 (c)	917,010
270,000	AAA	California Rural Home Mortgage Financing Authority, Single-Family
		Mortgage Revenue, Mortgage-Backed Securities, Series D,
		GNMA/FNMA-Collateralized, 6.000% due 12/1/31 (c)	273,283
10,000,000	AAA	California State Department of Veterans Affairs, Home Purchase
		Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	10,673,900

		Total Housing: Single-Family	20,211,269

Miscellaneous — 6.3%
2,000,000	AAA	Anaheim, CA, COP, Regular Fixed Option Bonds, MBIA-Insured,
		6.200% due 7/16/23	2,062,880
4,000,000	AAA	California Infrastructure & Economic Development Bank Revenue,
		Rand Corp. Project, Series A, AMBAC-Insured,
		5.500% due 4/1/32	4,318,560
3,000,000	AAA	Contra Costa County, CA, COP, Capital Projects Program,
		AMBAC-Insured, 5.250% due 2/1/21	3,061,230
3,680,000	AAA	Fontana, CA, COP, AMBAC-Insured, 5.000% due 9/1/21	3,780,280
		Los Angeles County, CA:
3,250,000	AAA	Community Facilities, District No. 3, Special Tax, Series A,
		FSA-Insured, 5.500% due 9/1/14	3,344,802
2,315,000	AA	Public Works Financing Authority Revenue, Series A,
		5.000% due 10/1/19	2,356,068
		Pomona, CA Public Financing Authority Revenue, Merged
		Redevelopment Project, AMBAC-Insured:
1,600,000	AAA	5.000% due 2/1/31	1,721,600
3,000,000	AAA	5.000% due 2/1/36	3,217,890

See Notes to Financial Statements.

12	Legg Mason Partners California Municipals Fund 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Miscellaneous — 6.3% (continued)
		San Francisco, CA, City & County, COP, San Bruno Jail No. 3,
		AMBAC-Insured:
$14,000,000	AAA	5.250% due 10/1/26	$14,581,420
5,000,000	AAA	5.250% due 10/1/33	5,205,300
3,205,000	AAA	San Luis Obispo County, CA, Financing Authority Revenue, Lopez
		Dam Improvement, Series A, MBIA-Insured, 5.375% due 8/1/30	3,374,128
2,795,000	AAA	Solano County, CA, COP, Capital Improvement Program,
		AMBAC-Insured, 5.000% due 11/15/19	2,921,334

		Total Miscellaneous	49,945,492

Pollution Control — 0.2%
1,500,000	A+	California PCFA Revenue, San Diego Gas & Electric Co., Series A,
		6.800% due 6/1/15 (c)	1,759,995

Pre-Refunded (g) — 26.5%
10,000,000	AA+	Beverly Hills, CA, Public Financing Authority Lease Revenue,
		Capital Improvements Projects, Series A, Call 6/01/08 @ 101,
		5.250% due 6/1/28	10,308,100
1,775,000	AA3(a)	California EFA Revenue, Pepperdine University, Series A,
		Call 11/1/09 @ 101, 5.000% due 11/1/18	1,857,147
		California Health Facilities Financing Authority Revenue:
815,000	AAA	Catholic West, Series A, MBIA-Insured, Call 7/1/07 @ 102,
		5.125% due 7/1/24	835,391
135,000	AAA	Catholic-2005, Series A, MBIA-Insured, Call 7/1/07 @ 102,
		5.125% due 7/1/24	138,378
12,000,000	A2(a)	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101,
		6.125% due 12/1/30	12,901,320
130,000	AAA	Sutter Health, Series A, MBIA-Insured, Call 7/15/09 @ 101,
		5.000% due 8/15/19	135,574
5,145,000	AAA	University of California at San Francisco-Stanford Health Care,
		Series A, FSA-Insured, Call 11/15/08 @ 101,
		5.000% due 11/15/18	5,320,856
2,050,000	AAA	Unrefunded Balance, Catholic-2005, Series A, MBIA-Insured,
		Call 7/1/07 @ 102, 5.125% due 7/1/24	2,099,323
15,000,000	AAA	California Infrastructure & Economic Development Bank Revenue,
		Bay Area Toll Bridges, 1st Lien, Series A, FGIC-Insured,
		Call 1/1/28 @ 100, 5.000% due 7/1/29 (e)	17,140,500
2,605,000	AA	California State Department of Water Resources, Central Valley
		Project Revenue, Water System, Series S, Call 12/1/07 @ 101,
		5.000% due 12/1/19	2,659,471
5,000,000	AAA	California State Public Works Board Lease Revenue, Department of
		Health Services, Series A, MBIA-Insured, Call 11/1/09 @ 101,
		5.750% due 11/1/24	5,328,250
2,000,000	AAA	California State University Foundation Revenue, Monterey Bay,
		MBIA-Insured, Call 6/1/11 @ 100, 5.350% due 6/1/31	2,142,040

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	13

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Pre-Refunded (g) — 26.5% (continued)
		Castaic Lake Water Agency California Revenue, COP, Water System
		Improvement Project, AMBAC-Insured, Call 8/1/09 @ 101:
$7,270,000	AAA	5.250% due 8/1/19	$7,627,684
7,615,000	AAA	5.125% due 8/1/30	7,967,879
20,000,000	AAA	Golden State Tobacco Securitization Corp., California Tobacco
		Settlement Revenue, Series 2003-A-1, Call 6/1/13 @ 100,
		6.750% due 6/1/39	23,008,600
3,000,000	AAA	Long Beach, CA, Bond Finance Authority Lease Revenue, Rainbow
		Harbor Refinancing Project, Series A, AMBAC-Insured,
		Call 5/1/09 @ 101, 5.250% due 5/1/24	3,135,780
4,185,000	AA	Los Angeles County, CA, Public Works Financing Authority Revenue,
		Regional Park & Open, Series A, Call 10/1/07 @ 101,
		5.000% due 10/1/19	4,261,878
		Los Angeles, CA, USD:
20,000,000	AAA	Series A, FSA-Insured, Call 7/1/13 @ 100, 5.000% due 7/1/24	21,628,400
14,230,000	AAA	Series E, MBIA-Insured, Call 7/1/12 @ 100, 5.125% due 7/1/22	15,314,611
		Metropolitan Water District Southern California Waterworks
		Revenue, Series A, Call 1/1/08 @ 101:
1,000,000	AA+	5.000% due 7/1/18	1,021,720
5,540,000	AAA	5.000% due 7/1/26	5,661,271
4,785,000	AAA	5.000% due 7/1/26	4,889,744
2,825,000	AA+	5.000% due 7/1/26	2,886,359
750,000	BBB+	Northern California Power Agency Public Power Revenue,
		Geothermal Project No. 3, Series A, Call 7/1/08 @ 100,
		5.000% due 7/1/09	761,812
4,720,000	AAA	Pasadena, CA, GO, USD, Series A, FGIC-Insured, Call 5/1/08 @ 101,
		5.000% due 5/1/20	4,845,694
6,575,000	AAA	Placer County, CA, Water Agency Revenue COP, Capital
		Improvement Projects, AMBAC-Insured, Call 7/1/09 @ 101,
		5.500% due 7/1/29	6,926,171
2,500,000	AAA	Pomona, CA, Public Financing Authority Revenue, Water
		Facilities Project, Series AA, FSA-Insured, Call 5/1/09 @ 101,
		5.000% due 5/1/29	2,600,300
		Sacramento, CA, City Financing Authority Revenue,
		Capital Improvement:
2,000,000	AA-	Call 6/1/10 @ 101, 5.625% due 6/1/30	2,145,560
		Series A, AMBAC-Insured, Call 6/1/11 @ 100:
5,070,000	AAA	5.500% due 12/1/20	5,459,731
6,300,000	AAA	5.500% due 12/1/21	6,784,281
1,600,000	AAA	Solid Waste & Redevelopment Project, Call 12/1/09 @ 102,
		5.875% due 12/1/29	1,727,424
9,780,000	AAA	San Francisco Bay Area Transit Financing Authority, AMBAC-Insured,
		Call 7/1/08 @ 101, 5.000% due 7/1/28	10,063,424

See Notes to Financial Statements.

14	Legg Mason Partners California Municipals Fund 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Pre-Refunded (g) — 26.5% (continued)
$4,000,000	AAA	Tahoe-Truckee, CA, GO, USD, Improvement District Number 1,
		Series A, FGIC-Insured, Call 8/1/09 @ 101, 5.750% due 8/1/20	$4,242,560
5,000,000	BBB+	Virgin Islands Public Finance Authority Revenue, Series A, Gross
		Receipts Taxes Loan Notes, Call 10/1/10 @ 101,
		6.500% due 10/1/24	5,518,750

		Total Pre-Refunded	209,345,983

Public Facilities — 1.3%
3,000,000	AAA	California Infrastructure & Economic Development Bank Revenue,
		California Science Center Phase II, Series B, FGIC-insured,
		5.000% due 5/1/31	3,225,570
2,000,000	AAA	Monrovia, CA, Financing Authority Lease Revenue, Hillside
		Wilderness Preserve, AMBAC-Insured, 5.125% due 12/1/31	2,145,040
4,500,000	AAA	Palm Springs, CA, Financing Authority Lease Revenue, Convention
		Center Project, Series A, MBIA-Insured, 5.500% due 11/1/29	5,090,580

		Total Public Facilities	10,461,190

Tax Allocation — 5.4%
2,000,000	AAA	Anaheim, CA, Public Financing Authority, Tax Allocation Revenue,
		Regular Fixed Option Bonds, MBIA-Insured,
		6.450% due 12/28/18	2,085,360
1,000,000	AAA	El Centro, CA, RDA, Tax Allocation, El Centro
		Redevelopment Project, MBIA-Insured, 6.375% due 11/1/17	1,021,800
6,485,000	AAA	Healdsburg, CA, Community RDA, Tax Allocation, Sotoyome
		Community Development Project, Series A, MBIA-Insured,
		5.125% due 8/1/31	6,833,050
6,500,000	AAA	La Quinta, CA, RDA, Tax Allocation, Redevelopment Project,
		Area No. 1, AMBAC-Insured, 5.125% due 9/1/32	6,938,490
		Poway, CA, RDA, Tax Allocation Revenue, MBIA-Insured:
2,300,000	AAA	5.000% due 6/15/30	2,462,081
3,000,000	AAA	5.000% due 6/15/33	3,208,830
		Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho
		Development Project:
2,500,000	AAA	FSA-Insured, Refunding, 5.250% due 9/1/20	2,615,350
		MBIA-Insured:
2,445,000	AAA	5.250% due 9/1/16	2,487,812
1,000,000	AAA	5.250% due 9/1/26	1,017,510
4,390,000	AAA	Roseville, CA, Redevelopment Agency Tax Allocation, Roseville
		Redevelopment Project, Series A, AMBAC-Insured,
		5.000% due 9/1/38	4,676,667
		Turlock, CA, Public Financing Authority, Tax Allocation Revenue,
		FSA-Insured:
4,635,000	AAA	5.000% due 9/1/30	4,922,695
4,305,000	AAA	5.000% due 9/1/36	4,572,211

		Total Tax Allocation	42,841,856

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	15

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Tobacco — 0.7%
$5,250,000	Baa3(a)	Alameda County, CA, Tobacco Securitization Agency,
		Asset-Backed Revenue, 5.750% due 6/1/29	$5,527,830

Transportation — 0.9%
1,250,000	AAA	Fresno, CA, Airport Revenue, Series A, FSA-Insured,
		5.500% due 7/1/30	1,329,112
5,490,000	AAA	San Francisco, CA, Bay Area Rapid Transit, District Sales
		Tax Revenue, Unrefunded Balance, AMBAC-Insured,
		5.000% due 7/1/28	5,638,340

		Total Transportation	6,967,452

Utilities — 0.0%
360,000	BBB+	Northern California Power Agency Public Power Revenue,
		Geothermal Project No. 3, Series A, Unrefunded Balance,
		5.000% due 7/1/09	360,241

Water & Sewer — 13.7%
		California State Department of Water Resources, Central Valley
		Project Revenue Water System:
2,395,000	AA	Series S, Unrefunded Balance, 5.000% due 12/1/19	2,443,666
11,000,000	AA	Series U, 5.000% due 12/1/29	11,314,930
6,000,000	AAA	Clovis, CA, Sewer Revenue, MBIA-Insured, 5.200% due 8/1/28 (e)	6,234,240
4,000,000	AAA	Cucamonga County, CA, Water District, COP, FGIC-Insured,
		5.125% due 9/1/31	4,223,440
		East Bay, CA, Municipal Utility:
6,585,000	AAA	District Wastewater Treatment System Revenue, Subordinated,
		FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/26	6,670,671
3,625,000	AAA	District Water System Revenue, Refunding, Subordinated,
		FGIC-Insured, Unrefunded Balance, 5.000% due 6/1/26	3,672,161
8,400,000	AAA	District Water System Revenue, MBIA-Insured,
		5.000% due 6/1/26	8,784,048
		Eastern Municipal Water District COP Water & Sewer Revenue:
1,000,000	AAA	FGIC-Insured, 6.750% due 7/1/12	1,114,080
17,750,000	AAA	Series A, MBIA-Insured, 5.250% due 7/1/23	18,011,635
1,900,000	AAA	El Centro, CA, Financing Authority Water & Wastewater Revenue,
		Series A, AMBAC-Insured, 5.125% due 10/1/27	1,952,896
1,720,000	AAA	Lodi, CA, Wastewater Systems Revenue, COP, Series A,
		MBIA-Insured, 5.000% due 10/1/23	1,840,641
		Metropolitan Water District, Southern California
		Waterworks Revenue:
12,900,000	AA+	Series A, 4.750% due 7/1/22	13,165,224
10,000,000	AAA	Series B-2, FGIC-Insured, 5.000% due 10/1/26	10,667,900
1,925,000	AAA	Morgan Hill, CA, COP, Refunding, Water Improvement Projects,
		FSA-Insured, 5.125% due 6/1/21	2,019,210
6,875,000	AAA	San Diego, CA, Public PFA, Sewer Revenue, FGIC-Insured,
		5.000% due 5/15/20	6,892,256
2,820,000	AAA	Sunnyvale, CA, Financing Authority, Water & Wastewater Revenue,
		AMBAC-Insured, 5.000% due 10/1/22	2,954,683

See Notes to Financial Statements.

16	Legg Mason Partners California Municipals Fund 2007 Annual Report

Schedule of Investments (February 28, 2007) (continued)

Face
Amount	Rating‡	Security	Value

Water & Sewer — 13.7% (continued)
$1,635,000	AAA	Truckee-Donner, CA, Public Utility District, COP, Refunding, Water
		Systems Improvement Projects, MBIA-Insured,
		5.000% due 11/15/31	$1,754,355
4,350,000	AAA	Vallejo, CA, Parity Revenue, Refunding, Water Improvement
		Project, Series A, FSA-Insured, 5.250% due 5/1/29	4,587,249

		Total Water & Sewer	108,303,285

		TOTAL INVESTMENTS BEFORE SHORT-TERM
		INVESTMENTS (Cost — $697,172,535)	775,212,046

SHORT-TERM INVESTMENTS (h) — 0.6%
Finance — 0.0%
100,000	A-1+	California State Economic Recovery Bonds, Series C-01,
		3.580%, 3/1/07	100,000

General Obligation — 0.2%
1,500,000	A-1+	California State, GO, Series A-2, LOC-JPMorgan Chase,
		Westdeutsche Landesbank, 3.480%, 3/1/07	1,500,000

Industrial Development — 0.1%
300,000	A-1+	California Infrastructure & Economic Development Bank Industrial
		Revenue, Rand Corp., Series B, AMBAC-Insured, SPA-JPMorgan
		Chase, 3.500%, 3/1/07	300,000

Utilities — 0.3%
2,600,000	A-1+	California State Department of Water Resources Power Supply
		Revenue, Series B-4, LOC-Bayerische Landesbank,
		3.480%, 3/1/07	2,600,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,500,000)	4,500,000

		TOTAL INVESTMENTS — 98.7% (Cost — $701,672,535#)	779,712,046
		Other Assets in Excess of Liabilities — 1.3%	10,430,016

		TOTAL NET ASSETS — 100.0%	$790,142,062

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Residual interest bonds–coupon varies inversely with level of short-term tax-exempt interest rates.
(e)	All or a portion of this security is segregated for open futures contracts and extended settlements.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is $700,414,301.
See pages 20 and 21 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	17

Schedule of Investments (February 28, 2007) (continued)

Abbreviations used in this schedule:
AMBAC	–	Ambac Assurance Corporation
COP	–	Certificate of Participation
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company
FHA	–	Federal Housing Administration
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HFA	–	Housing Finance Authority
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
MGIC	–	Mortgage Guaranty Insurance Corporation
PCFA	–	Pollution Control Finance Authority
PFA	–	Public Facilities Authority
RDA	–	Redevelopment Agency
RIBS	–	Residual Interest Bonds
SAVRS	–	Select Auction Variable Rate Securities
SPA	–	Standby Bond Purchase Agreement
UGRIC	–	United Guaranty Residential Insurance Company of Iowa
USD	–	Unified School District

See Notes to Financial Statements.

18	Legg Mason Partners California Municipals Fund 2007 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the and terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Legg Mason Partners California Municipals Fund 2007 Annual Report	19

Short-Term Security Ratings (unaudited) (continued)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

20	Legg Mason Partners California Municipals Fund 2007 Annual Report

Statement of Assets and Liabilities (February 28, 2007)
ASSETS:
Investments, at value (Cost — $701,672,535)	$779,712,046
Cash	2,961,810
Interest receivable	8,493,170
Receivable for Fund shares sold	711,505
Receivable for securities sold	175,000
Receivable from broker — variation margin on open futures contracts	153,125
Receivable from manager	33,250
Prepaid expenses	11,951

Total Assets	792,251,857

LIABILITIES:
Distributions payable	1,230,584
Investment management fee payable	297,948
Payable for Fund shares repurchased	264,343
Distribution fees payable	131,516
Directors’ fees payable	64,848
Deferred compensation payable	13,422
Accrued expenses	107,134

Total Liabilities	2,109,795

Total Net Assets	$790,142,062

NET ASSETS:
Par value (Note 6)	$47,601
Paid-in capital in excess of par value	741,388,487
Undistributed net investment income	445,817
Accumulated net realized loss on investments and futures contracts	(29,800,960)
Net unrealized appreciation on investments and futures contracts	78,061,117

Total Net Assets	$790,142,062

Shares Outstanding:
Class A	41,507,129

Class B	2,790,930

Class C	3,303,133

Net Asset Value:
Class A (and redemption price)	$16.60

Class B*	$16.58

Class C*	$16.56

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.25%)†	$17.34

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
†	Class A shares maximum initial sales charge increased from 4.00% to 4.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	21

Statement of Operations (For the year ended February 28, 2007)
INVESTMENT INCOME:
Interest	$40,114,307

EXPENSES:
Investment management fee (Note 2)	3,876,055
Distribution fees (Notes 2 and 4)	1,770,229
Directors’ fees (Note 11)	83,839
Transfer agent fees (Note 4)	63,977
Restructuring and reorganization fees (Note 11)	60,960
Legal fees	60,500
Shareholder reports (Note 4)	40,410
Registration fees	34,784
Audit and tax	31,397
Insurance	18,534
Custody fees	3,174
Miscellaneous expenses	6,996

Total Expenses	6,050,855
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 11)	(62,539)

Net Expenses	5,988,316

Net Investment Income	34,125,991

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	8,404,366
Futures contracts	11,844,968

Net Realized Gain	$20,249,334

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(8,027,476)
Futures contracts	949,887

Change in Net Unrealized Appreciation/Depreciation	(7,077,589)

Net Gain on Investments and Futures Contracts	13,171,745

Increase in Net Assets From operations	$47,297,736

See Notes to Financial Statements.

22	Legg Mason Partners California Municipals Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended February 28,)

	2007	2006

OPERATIONS:
Net investment income	$34,125,991	$35,200,429
Net realized gain (loss)	20,249,334	(11,585,437)
Change in net unrealized appreciation/depreciation	(7,077,589)	872,385
Increase in Net Assets From Operations	47,297,736	24,487,377
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(33,902,298)	(34,793,611)
Decrease in Net Assets From Distributions to Shareholders	(33,902,298)	(34,793,611)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	101,167,364	115,670,004
Reinvestment of distributions	17,628,158	18,216,553
Cost of shares repurchased	(138,146,842)	(184,735,868)
Decrease in Net Assets From Fund Share Transactions	(19,351,320)	(50,849,311)
Decrease in Net Assets	(5,955,882)	(61,155,545)
NET ASSETS:
Beginning of year	796,097,944	857,253,489
End of year *	$790,142,062	$796,097,944
* Includes undistributed net investment loss of:	$445,817	$396,997

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	23

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares(1)	2007		2006	2005	2004(2)	2003

Net Asset Value, Beginning of Year	$16.32		$16.52	$16.92	$16.76	$16.93

Income (Loss) From Operations:
Net investment income	0.73		0.71	0.72	0.75	0.77
Net realized and unrealized gain (loss)	0.27		(0.21)	(0.39)	0.15	(0.17)

Total Income From Operations	1.00		0.50	0.33	0.90	0.60

Less Distributions From:
Net investment income	(0.72)		(0.70)	(0.73)	(0.74)	(0.77)

Total Distributions	(0.72)		(0.70)	(0.73)	(0.74)	(0.77)

Net Asset Value, End of Year	$16.60		$16.32	$16.52	$16.92	$16.76

Total Return(3)	6.27%		3.11%	2.03%	5.48%	3.59%

Net Assets, End of Year (millions)	$689		$669	$697	$720	$734

Ratios to Average Net Assets:
Gross expenses	0.69	%(4)	0.70%	0.69%	0.68%	0.70%
Net expenses	0.69	(4)(5)	0.70 (5)	0.69 (5)	0.68	0.70
Net investment income	4.41		4.33	4.35	4.46	4.58

Portfolio Turnover Rate	16%		8%	3%	14%	12%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Partners California Municipals Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares(1)	2007		2006	2005	2004(2)	2003

Net Asset Value, Beginning of Year	$16.30		$16.49	$16.90	$16.74	$16.92
Income (Loss) From Operations:
Net investment income	0.64		0.62	0.63	0.66	0.68
Net realized and unrealized gain (loss)	0.28		(0.20)	(0.40)	0.15	(0.18)
Total Income From Operations	0.92		0.42	0.23	0.81	0.50
Less Distributions From:
Net investment income	(0.64)		(0.61)	(0.64)	(0.65)	(0.68)
Total Distributions	(0.64)		(0.61)	(0.64)	(0.65)	(0.68)
Net Asset Value, End of Year	$16.58		$16.30	$16.49	$16.90	$16.74
Total Return(3)	5.74%		2.63%	1.44%	4.94%	3.02%
Net Assets, End of Year (millions)	$46		$72	$101	$134	$157
Ratios to Average Net Assets:
Gross expenses	1.20	%(4)	1.23%	1.22%	1.20%	1.22%
Net expenses	1.19	(4)(5)	1.23 (5)	1.22 (5)	1.20	1.22
Net investment income	3.91		3.79	3.82	3.94	4.06
Portfolio Turnover Rate	16%		8%	3%	14%	12%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.19% and 1.18%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners California Municipals Fund 2007 Annual Report	25

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares(1)	2007		2006	2005	2004(2)	2003

Net Asset Value, Beginning of Year	$16.28		$16.48	$16.88	$16.72	$16.90
Income (Loss) From Operations:
Net investment income	0.63		0.62	0.63	0.65	0.68
Net realized and unrealized gain (loss)	0.28		(0.21)	(0.39)	0.15	(0.19)
Total Income From Operations	0.91		0.41	0.24	0.80	0.49
Less Distributions From:
Net investment income	(0.63)		(0.61)	(0.64)	(0.64)	(0.67)
Total Distributions	(0.63)		(0.61)	(0.64)	(0.64)	(0.67)
Net Asset Value, End of Year	$16.56		$16.28	$16.48	$16.88	$16.72
Total Return(3)	5.69%		2.54%	1.46%	4.91%	2.99%
Net Assets, End of Year (millions)	$55		$55	$59	$60	$62
Ratios to Average Net Assets:
Gross expenses	1.25	%(4)	1.26%	1.26%	1.24%	1.26%
Net expenses	1.24	(4)(5)	1.26 (5)	1.25 (5)	1.24	1.26
Net investment income	3.86		3.77	3.79	3.90	4.01
Portfolio Turnover Rate	16%		8%	3%	14%	12%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.23% and 1.22%, respectively (Note 11).

(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason Partners California Municipals Fund 2007 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners California Municipals Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.

Effective as of close of business April 13, 2007, the Fund is known as Legg Mason Partners California Municipals Fund and is a separate non-diversified series of Legg Mason Partners Income Trust (the “New Trust”). The New Trust, a Maryland business trust, is registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

Legg Mason Partners California Municipals Fund 2007 Annual Report	27

Notes to Financial Statements (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$60,960	—	$(60,960)
(b)	(235,833)	$235,833	—
(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.
2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee was calculated daily and paid monthly.

28	Legg Mason Partners California Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended February 28, 2007, SBFM and LMPFA waived a portion of their fee in the amount of $33,250. In addition, during the year ended February 28, 2007, the Fund was reimbursed for expenses in the amount of $29,289.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 4.00% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2007, LMIS and its affiliates received sales charges of approximately $18,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$3,000	$57,000	$1,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the

Legg Mason Partners California Municipals Fund 2007 Annual Report	29

Notes to Financial Statements (continued)

Plan to its members effective January 1, 2007. This change will have no effect on fees previously deferred. As of February 28, 2007, the Fund had accrued $13,422 as deferred compensation payable.

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$121,366,603
Sales	130,211,076

At February 28, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$79,355,511
Gross unrealized depreciation	(57,766)
Net unrealized appreciation	$79,297,745

At February 28, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain

Contracts to Sell:
U.S. Treasury Bond	350	6/07	$39,549,731	$39,528,125	$21,606

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A	$1,011,167	$49,868	$31,511
Class B	375,769	9,710	4,756
Class C	383,293	4,399	4,143

Total	$1,770,229	$63,977	$40,410

30	Legg Mason Partners California Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

	Year Ended February 28, 2007	Year Ended February 28, 2006

Net Investment Income:
Class A	$29,557,660	$29,464,173
Class B	2,244,433	3,192,427
Class C	2,100,205	2,137,011

Total	$33,902,298	$34,793,611

6. Capital Shares

At February 28, 2007, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,677,166	$93,637,684	6,662,961	$109,266,849
Shares issued on reinvestment	923,123	15,214,537	936,643	15,322,062
Shares repurchased	(6,097,697)	(100,384,258)	(8,780,303)	(143,638,623)
Net Increase (Decrease)	502,592	$8,467,963	(1,180,699)	$(19,049,712)
Class B
Shares sold	117,378	$1,925,722	149,411	$2,444,178
Shares issued on reinvestment	70,195	1,154,275	96,988	1,584,530
Shares repurchased	(1,787,982)	(29,383,102)	(2,020,477)	(33,034,210)
Net Decrease	(1,600,409)	$(26,303,105)	(1,774,078)	$(29,005,502)
Class C
Shares sold	340,807	$5,603,958	242,177	$3,958,977
Shares issued on reinvestment	76,614	1,259,346	80,280	1,309,961
Shares repurchased	(510,148)	(8,379,482)	(493,518)	(8,063,035)
Net Decrease	(92,727)	$(1,516,178)	(171,061)	$(2,794,097)

Legg Mason Partners California Municipals Fund 2007 Annual Report	31

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C

Daily
03/30/2007	$0.063233	$0.055342	$0.055023

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2007	2006

Distributions paid from:
Tax-Exempt Income	$33,860,654	$34,749,787
Ordinary Income	41,644	43,824

Total Distributions Paid	$33,902,298	$34,793,611

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 489,817
Capital loss carryforward*	(31,037,588)
Other book/tax temporary differences(a)	(65,606)
Unrealized appreciation/(depreciation)(b)	79,319,351

Total accumulated earnings/(losses) — net	$ 48,705,974

*

During the taxable year ended February 28, 2007, the Fund utilized $18,446,977 of its capital loss carryover available from prior years. As of February 28, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2011	$ (3,480,217)
2/28/2013	(26,139,468)
2/28/2014	(1,417,903)
$ (31,037,588)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC’’) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds’’).

32	Legg Mason Partners California Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act’’). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM’’), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners California Municipals Fund 2007 Annual Report	33

Notes to Financial Statements (continued)

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants’’) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the

34	Legg Mason Partners California Municipals Fund 2007 Annual Report

Notes to Financial Statements (continued)

shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Special Shareholder Meeting and Reorganization

The Board and the shareholders of Legg Mason Partners California Tax Free Bond Fund (formerly known as Salomon Brothers California Tax Free Bond Fund) (the “Acquired Fund”) and the Board of the Fund have approved at the November 2006 Shareholder Meeting, an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all the liabilities of the Acquired Fund, in exchange for shares of the Fund. The reorganization occurred on March 2, 2007.

Legg Mason Partners California Municipals Fund 2007 Annual Report	35

Notes to Financial Statements (continued)

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Funds will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

36	Legg Mason Partners California Municipals Fund 2007 Annual Report

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners California Municipals Fund (formerly Smith Barney California Municipals Fund Inc.), a series of Legg Mason Partners Income Trust as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners California Municipals Fund as of February 28, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

New York, New York

April 27, 2007

Legg Mason Partners California Municipals Fund 2007 Annual Report	37

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners California Municipals Fund (“Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)	69

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Alzheimer’s Association Lapoint Industries (industrial filter company) (since 2002); Director, (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (2002 to 2003)	69	None
Jane F. Dasher c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

38	Legg Mason Partners California Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	69	None
Rainer Greeven c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None
Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69

Director,Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	69	None

Legg Mason Partners California Municipals Fund	39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None
Susan M. Heilbron c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	69	None
Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	69	Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)
Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

40	Legg Mason Partners California Municipals Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Trustee President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/ Director of 139 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason or its predecessors (from 2002 to 2004)

				N/A	N/A
Steven Frank Legg Mason 125 Board Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)

				N/A	N/A

Legg Mason Partners California Municipals Fund	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006), Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its prede- cessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.
***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

42	Legg Mason Partners California Municipals Fund

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against, and authority withheld as well as the number of abstentions and broker non-votes as to the following proposals: (1) Election of Board Members and (2) Revise Fundamental Investment Policies.

1. Election of Board Members

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	25,806,422.560	670,087.178	0.000
A. Benton Cocanougher	25,802,663.972	673,845.766	0.000
Jane F. Dasher	25,813,565.365	662,944.373	0.000
Mark T. Finn	25,796,627.229	679,882.509	0.000
Rainer Greeven	25,790,884.544	685,625.194	0.000
Stephen Randolph Gross	25,797,310.083	679,199.655	0.000
Richard E. Hanson, Jr.	25,809,323.864	667,185.874	0.000
Diana R. Harrington	25,806,010.162	670,499.576	0.000
Susan M. Heilbron	25,813,565.365	662,944.373	0.000
Susan B. Kerley	25,813,340.365	663,169.373	0.000
Alan G. Merten	25,797,784.673	678,725.065	0.000
R. Richardson Pettit	25,810,578.516	665,931.222	0.000
R. Jay Gerken, CFA	25,809,209.097	667,300.641	0.000

2. Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	23,558,490.833	534,080.833	810,919.072	1,573,019.000
Underwriting	23,583,085.959	467,228.520	853,176.259	1,573,019.000
Lending	23,627,961.083	481,438.643	794,091.012	1,573,019.000
Issuing Senior Securities	23,634,938.656	481,527.544	787,024.538	1,573,019.000
Real Estate	23,649,293.056	441,914.890	812,282.792	1,573,019.000
Commodities	23,584,189.318	502,238.643	817,062.777	1,573,019.000
Concentration	23,657,707.363	442,959.422	802,823.953	1,573,019.000
Non-Fundamental	23,591,015.974	492,434.767	820,039.997	1,573,019.000

Legg Mason Partners California Municipals Fund	43

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from March 1, 2006 through November 30, 2006 and from January 1, 2007 through February 28, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, 98.64% of the net investment income distribution paid on December 29, 2006 qualifies as a tax-exempt interest dividend for federal income tax purposes.

Please retain this information for your records.

44	Legg Mason Partners California Municipals Fund

Legg Mason Partners California Municipals Fund

INVESTMENT MANAGER
TRUSTEES

Elliot J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Western Asset Management

Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the
general information of the share-
holders of Legg Mason Partners
California Municipals Fund but it
may also be used as sales
literature when preceded or accom-
panied by the current prospectus.

This report must be preceded or
accompanied by a free prospec-
tus. Investors should consider
the Fund’s investment objec-
tives, risks, charges and
expenses carefully before
investing. The prospectus con-
tains this and other important
information about the Fund.
Please read the prospectus care-
fully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD2209 4/07                       SR07-316

Legg Mason Partners
California Municipals Fund

The Fund is a separate investment fund of Legg Mason Partners
Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CALIFORNIA MUNICIPALS FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s
Forms N-Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
To obtain information on Form N-Q from the Fund, shareholders can call
Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th, and a
description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.leggmason.com/InvestorServices and (3) on the
SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross and Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2006 and February 28, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,000 in 2006 and $27,900 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners California Municipals Fund (Effective as of close of business, April 13, 2007, the Fund is a separate diversified series of Legg Mason Partners Income Tru st) (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $2,400 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Trust Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund

(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 7, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: May 7, 2007

EX 99.CODE ETH

SARBANES-OXLEY ACT CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS OF CAM/U.S. REGISTERED INVESTMENT

COMPANIES

I.

Covered Officers/Purpose of the Code

This code of ethics (the “Code”) for Citigroup Asset Management’s (“CAM’s”) U. S. registered proprietary investment companies (collectively, “Funds” and each a, “Company”) applies to each Company’s Chief Executive Officer, Chief Administrative Officer, Chief Financial Officer and Controller (the “Covered Officers”) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•

full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

•	compliance with applicable laws and governmental rules and regulations;
•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	Administration of Code

The Regional Director of CAM Compliance, North America (“Compliance Officer”) is responsible for administration of this Code, including granting pre-approvals (see Section III below) and waivers (as described in Section VI below), applying this Code in specific situations in which questions are presented under it and interpreting this Code in any particular situation.

III.	Covered Officers Should Ethically Handle Actual and Apparent Conflicts of Interest

Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as “affiliated persons” of the Company. The compliance programs and procedures of the Company and its investment adviser are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code (see Section VII below).

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and a Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of a Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds’ Boards of Directors\Trustees (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

*                    *                    *                    *

Each Covered Officer must:

•	not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting ( e.g. through fraudulent accounting practices) by the Company whereby the Covered Officer1 would benefit personally to the detriment of the Company; or

•	not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than for the benefit of the Company; and
•

not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market affect of such transactions.

•	There are some potential conflict of interest situations that should always be discussed with the Compliance Officer, if material. Examples are as follows:

(1) service as a director on the board of any public or private company;

(2) any ownership interest in, or any consulting or employment relationship with, any of the Company’s service providers, other than its investment adviser,

(3) a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership; and

(4) the receipt of any gifts or the conveyance of any value (including entertainment ) from any company with which the Company has current or prospective business dealings, except:

(a) any non-cash gifts of nominal value (nominal value is less than $100); and

(b) customary and reasonable meals and entertainment at which the giver is present, such as the occasional business meal or sporting event.

IV.	Disclosure and Compliance

Each Covered Officer:

•	should be familiar with his or her responsibilities in connection with the disclosure requirements generally applicable to the Company;
______________
[1]

Any activity or relationship that would present a conflict for a Covered Officer would also present a conflict for the Covered Officer if a member of a Covered Officer’s family (spouse, minor children and any account over which a Covered Officer is deemed to have beneficial interest) engages in such an activity or has such a relationship.

•

should not knowingly misrepresent, or knowingly cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

•

should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and the investment adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds file with, or submit to, the SEC and in other public communications made by the Funds; and

•	is responsible to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
V.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that the Covered Officer has received, read, and understands the Code;
•	annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;
•	annually disclose affiliations and other relationships related to conflicts of interest;
•	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and
•	notify the Compliance Officer promptly if he knows of any violation of this Code (failure to do so is itself a violation of this Code).

In rendering decisions and interpretations and in conducting investigations of potential violations under the Code, the Compliance Officer may, at his discretion, consult with such persons as he determines to be appropriate, including, but not limited to, a senior legal officer of the Company or its investment adviser or its affiliates, independent auditors or other consultants, subject to any requirement to seek pre-approval from the Company’s audit committee for the retention of independent auditors to perform permissible non-audit services. The Funds will follow these procedures in investigating and enforcing the Code:

•	the Compliance Officer will take all appropriate action to investigate any potential violation of which he becomes aware;
•	if, after investigation the Compliance Officer believes that no violation has occurred, the Compliance Officer is not required to take any further action;

•

any matter that the Compliance Officer believes is a violation will be reported to the Directors of the Fund who are not “interested persons” as defined in the Investment Company Act the (“Non-interested Directors”)

•

if the Non-interested Directors of the Board concur that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules

The Compliance Officer shall submit an annual report to the Board describing any waivers granted.

VI.	Waivers[2]

A Covered Officer may request a waiver of any of the provisions of the Code by submitting a written request for such waiver to the Compliance Officer, setting forth the basis of such request and explaining how the waiver would be consistent with the standards of conduct described herein. The Compliance Officer shall review such request and make a determination thereon in writing, which shall be binding.

In determining whether to waive any provisions of this Code, the Compliance Officer shall consider whether the proposed waiver is consistent with honest and ethical conduct and other purposes of this Code.

VII.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds’ investment advisers, principal underwriters, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The codes of ethics of the funds and the investment advisers and principal underwriters under Rule 17j-1 of the Investment Company Act and the Citigroup Code of Conduct and Citigroup Statement of Business Practices as well as other policies of the Fund’s investment advisers or their affiliates are separate requirements applying to the Covered Officers and others, and are not part of this Code.

______________
[2]

For purposes of this Code, Item 2 of Form N-CSR defines “waiver” as “the approval by a Company of a material departure from a provision of the Code” and includes an “implicit waiver,” which means a Company’s failure to take action within a reasonable period of time regarding a material departure from a provision of the Code that has been made known to an executive officer of the Company

VIII.	Amendments

Any amendments to this Code, other than amendments to Exhibits A, B and C must be approved or ratified by a majority vote of the Board, including a majority of Non-interested Directors.

IX.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and Company and their respective counsel, counsel to the non-Interested Directors or independent auditors or other consultants referred to in Section V above.

X.	Internal Use

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

CERTIFICATIONS PURSUANT TO SECTION 302

EX-99.CERT

CERTIFICATIONS

I, R. Jay Gerken, certify that:

1.	I have reviewed this report on Form N-CSR of Legg Mason Partners Income Trust - Legg Mason Partners California Municipals Fund;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: May 7, 2007	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer

I, Kaprel Ozsolak, certify that:

1.	I have reviewed this report on Form N-CSR of Legg Mason Partners Income Trust - Legg Mason Partners California Municipals Fund;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officers and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: May 7, 2007	/s/ Kaprel Ozsolak
Kaprel Ozsolak Chief Financial Officer

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Income Trust - Legg Mason Partners California Municipals Fund (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended February 28, 2007 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Legg Mason Partners Income Trust - Legg Mason Partners California Municipals Fund	Chief Financial Officer Legg Mason Partners Income Trust - Legg Mason Partners California Municipals Fund
/s/ R. Jay Gerken	/s/ Kaprel Ozsolak
R. Jay Gerken Date: May 7, 2007	Kaprel Ozsolak Date: May 7, 2007

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.